                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2000

                                   NEFF CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                001-14145                    65-0626400
____________________________  ________________________    ____________________
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
           of Incorporation)                              identification Number)

              3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178
               (Address or principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 513-3350

ITEM 5.  OTHER EVENTS.


     During 1999 the Company had three active subsidiaries: Neff Rental, Inc. ("Rental"), Neff Machinery, Inc. ("Machinery") and Sullair Argentina S.A. ("Sullair"). The Company sold all of its interests in Sullair and Machinery in November 1999 and December 1999, respectively. The pro forma consolidated statements of operations reflecting the results of the Company for the quarters and periods ended for June 30, 1999, September 30, 1999 and December 31, 1999, respectively were prepared assuming that the sales of Sullair and Machinery occurred on January 1, 1999. This pro forma data does not necessarily reflect the results of operations that would have existed had the sales of Sullair and Machinery occurred as of January 1, 1999.

     The pro forma consolidated statements of operations have been prepared by adjusting the historical statements for the effects that the sales of Sullair and Machinery might have had on revenues, expenses, assets, and liabilities, if the sales of Sullair and Machinery had been effected as of January 1, 1999. Pro forma adjustments primarily include adjustments to remove the results of operations for Sullair and Machinery, and adjustments to reflect the reduction of interest expense assuming debt repayment with the proceeds from the sales of Sullair and Machinery.

                                   NEFF CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in thousands)



                                                             For the Three Months Ended            For the Six Months Ended
                                                                       June 30,                              June 30,
                                                            _____________________________          ___________________________


                                                                               Pro Forma                          Pro Forma
                                                                   1999          1999                 1999          1999
                                                                 --------      --------             --------      --------
 Revenues
      Rental revenues    ...................................     $ 56,138      $ 44,720  (a)        $105,146      $ 82,978  (a)
      Equipment sales  .....................................       34,539        15,451  (a)          66,237        28,282  (a)
      Parts and service         ............................       12,424         3,852  (a)          23,338         6,982  (a)
                                                                 --------      --------             --------      --------

           Total revenues       ............................      103,101        64,023              194,721       118,242
                                                                 --------      --------             --------      --------
Cost of revenues
      Cost of equipment sold    ............................       27,620        12,222  (a)          53,419        22,562  (a)
      Depreciation of rental equipment .....................       13,485         9,840  (a)          26,627        19,410  (a)
      Maintenance of rental equipment.......................       15,620        13,024  (a)          30,793        25,843  (a)
      Cost of parts and service  ...........................        8,085         2,399  (a)          14,920         4,226  (a)
                                                                 --------      --------             --------      --------
           Total cost of revenues  .........................       64,810        37,485              125,759        72,041
                                                                 --------      --------             --------      --------

 Gross profit ..............................................       38,291        26,538               68,962        46,201
                                                                 --------      --------             --------      --------

 Other operating expenses
      Selling, general and administrative expenses  ........       17,731        13,794  (a)          34,874        26,546   (a)
      Other depreciation and amortization ..................        2,691         2,143  (a)           5,090         4,098   (a)

                                                                 --------      --------             --------      --------
           Total other operating expenses  .................       20,422        15,937               39,964        30,644
                                                                 --------      --------             --------      --------

 Income from operations   ..................................       17,869        10,601               28,998        15,557
                                                                 --------      --------             --------      --------

 Other expenses
      Interest Expense  ....................................        9,710         6,656  (a,b)        18,862        13,277   (a,b)
      Amortization of debt issue costs  ....................          309           297  (a)             566           542   (a)
                                                                 --------      --------             --------      --------
           Total other expenses ............................       10,019         6,953               19,428        13,819
                                                                 --------      --------             --------      --------

 Income before income taxes and minority interest ..........        7,850         3,648                9,570         1,738
 Provision for income taxes  ...............................       (3,029)       (1,492)              (3,637)         (712)
                                                                 --------      --------             --------      --------

 Income before minority interest  ..........................        4,821         2,156               5,933          1,026
 Minority Interest  ........................................        (602)             -              (1,040)             -
                                                                 --------      --------             --------      --------
 Net Income ................................................     $ 4,219       $  2,156             $ 4,893       $  1,026
                                                                 ========      ========             ========      ========


FOOTNOTES:
        (a)     Excludes the results of operations of  Sullair and Machinery
        (b) Reflects reduction of interest expense at an average rate of 7.9% assuming debt repayment of $106,595 by the Company from a portion of the proceeds from the sales of Sullair and Machinery.


                                   NEFF CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in thousands)





                                                              For the Three Months Ended            For the Nine Months Ended
                                                                       September 30,                        September 30,
                                                            _____________________________          ___________________________

                                                                               Pro Forma                         Pro Forma
                                                                   1999          1999                 1999          1999
                                                                 --------      --------             --------      --------
 Revenues
      Rental revenues    ...................................       60,808        47,861   (a)        165,954       130,839   (a)
      Equipment sales  .....................................       29,848        11,269   (a)         96,085        39,551   (a)
      Parts and service  ...................................       13,124         4,186   (a)         36,494        11,168   (a)
                                                                 --------      --------             --------      --------

           Total revenues ..................................      103,780        63,316              298,533       181,558
                                                                 --------      --------             --------      --------
Cost of revenues
      Cost of equipment sold    ............................       25,131         9,772   (a)         78,544        32,334   (a)
      Depreciation of rental equipment .....................       14,989        10,767   (a)         41,615        30,177   (a)
      Maintenance of rental equipment.......................       18,310        15,286   (a)         49,221        41,129   (a)
      Cost of parts and service  ...........................        8,527         2,505   (a)         23,477         6,731   (a)
                                                                 --------      --------             --------      --------
           Total cost of revenues  .........................       66,957        38,330              192,857       110,371
                                                                 --------      --------             --------      --------


 Gross profit ..............................................       36,823        24,986              105,676        71,187
                                                                 --------      --------             --------      --------

 Other operating expenses
      Selling, general and administrative expenses  ........       19,900        14,887   (a)         54,729        41,433   (a)
      Other depreciation and amortization ..................        3,045         2,320   (a)          8,016         6,418   (a)
      Writedown of Assets held for sale  ...................        1,444         1,444                1,444         1,444
                                                                 --------      --------             --------      --------
           Total other operating expenses  .................       24,389        18,651               64,189        49,295
                                                                 --------      --------             --------      --------

 Income from operations  ...................................       12,434         6,335               41,487        21,892
                                                                 --------      --------             --------      --------

 Other expenses
      Interest Expense .....................................       10,920         7,477   (a,b)       29,782        20,754   (a,b)
      Amortization of debt issue costs  ....................          305           293   (a)            871           835   (a)
                                                                 --------      --------             --------      --------
           Total other expense .............................       11,225         7,770               30,653        21,589
                                                                 --------      --------             --------      --------

 Income (loss) before income taxes and minority interest ...        1,209        (1,435)              10,834           303
 (Provision for) benefit from income taxes .................         (445)          586               (4,104)         (126)
                                                                 --------      --------             --------      --------

 Income (loss) before minority interest ....................          764          (849)               6,730           177
 Minority Interest  ........................................         (428)            -               (1,468)            -
                                                                 --------      --------             --------      --------
 Net Income (loss) .........................................     $    336      $   (849)            $  5,262      $    177
                                                                 ========      ========             ========      ========
FOOTNOTES:
        (a)     Excludes the results of operations of  Sullair and Machinery
        (b)     Reflects  reduction of  interest  expense  at an average rate of
                7.9% assuming debt repayment of  $106,595 by the  Company from a portion of the proceeds from the sales of Sullair and Machinery.




                                   NEFF CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            (unaudited, in thousands)


                                                                For the Three Months Ended         For the Twelve Months Ended
                                                                       December 31,                        December 31,
                                                            _____________________________          ___________________________

                                                                               Pro Forma                         Pro Forma
                                                                   1999          1999                 1999          1999
                                                                 --------      --------             --------      --------
 Revenues
      Rental revenues    ...................................       56,909        48,223   (a)        222,862       179,062    (a)
      Equipment sales  .....................................       25,779        14,683   (a)        121,865        54,234    (a)
      Parts and service  ...................................       10,790         4,089   (a)         47,284        15,257    (a)
                                                                 --------      --------             --------      --------

           Total revenues ..................................       93,478        66,995              392,011       248,553
                                                                 --------      --------             --------      --------
Cost of revenues
      Cost of equipment sold    ............................       22,327        12,752   (a)        100,871        45,086    (a)
      Depreciation of rental equipment .....................       13,544        10,644   (a)         55,159        40,821    (a)
      Maintenance of rental equipment.......................       17,542        15,427   (a)         66,763        56,556    (a)
      Cost of parts and service  ...........................        6,689         2,014   (a)         30,166         8,745    (a)
                                                                 --------      --------             --------      --------
           Total cost of revenues  .........................       60,102        40,837              252,959       151,208
                                                                 --------      --------             --------      --------

 Gross profit ..............................................       33,376        26,158              139,052       97,345
                                                                 --------      --------             --------      --------

 Other operating expenses
      Selling, general and administrative expenses  ........       20,164        15,122   (a)         74,893       56,555     (a)
      Other depreciation and amortization ..................        2,715         2,289   (a)         10,731        8,707     (a)
      Writedown of Assets held for sale  ...................            -             -                1,444        1,444
                                                                 --------      --------             --------      --------
           Total other operating expenses  .................       22,879        17,411               87,068       66,706
                                                                 --------      --------             --------      --------

 Income from operations          ...........................       10,497         8,747               51,984       30,639
                                                                 --------      --------             --------      --------

 Other expenses
      Interest Expense  ....................................       10,119         7,754   (a,b)       39,901       28,508     (a,b)
      Loss on Sale of Subsidiaries  ........................          422             -                  422            -
      Amortization of debt issue costs  ....................          326           348   (a)          1,197        1,183     (a)
                                                                 --------      --------             --------      --------
           Total other expenses ............................       10,867         8,102               41,520       29,691
                                                                 --------      --------             --------      --------

 Income (loss) before income taxes and minority interest ...         (370)          645               10,464          948
 (Provision for) benefit from income taxes .................          227          (241)              (3,877)        (367)
                                                                 --------      --------             --------      --------

 Income (loss) before minority interest  ...................         (143)          404                6,587           581
 Minority Interest  ........................................         (265)            -               (1,733)            -
                                                                 --------      --------             --------      --------
 Net Income (loss) .........................................     $   (408)     $    404             $  4,854      $    581
                                                                 ========      ========             ========      ========

FOOTNOTES:
        (a)     Excludes the results of operations of  Sullair and Machinery
        (b) Reflects reduction of interest expense at an average rate of 7.9% assuming debt repayment of $106,595 by the Company from a portion of the proceeds from the sales of Sullair and Machinery.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Neff Corp.
                                              Registrant
Date: June 29, 2000
                                              /s/ Mark Irion
                                              _______________________________
                                              Mark Irion
                                              Chief Financial Officer
                                              On behalf of the registrant and as
                                              Principal Financial and Accounting
                                              Officer